Loss per Share	12 Months Ended
Dec. 31, 2019
Loss per share [abstract]
Loss per Share

10        Loss per Share

Basic loss per share (‘‘LPS’’) is calculated by dividing the net loss for the year attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted loss per share is calculated by dividing the net loss attributable to common equity holders of the parent by the weighted average shares outstanding during the year plus the weighted average number of common shares that would be issued on the conversion of all the dilutive potential common shares into common shares. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/(losses) per share computation unless such inclusion would be anti-dilutive. As the Company reported losses for the years ended December 31, 2019, 2018 and 2017, the effect of any incremental shares would be antidilutive and thus excluded from the computation of the LPS.

The following reflects the loss and share data used in the basic and diluted loss per share computations:

	For the year ended December 31,
	2019	2018	2017
Loss attributable to common equity holders	(36,351)	(3,568)	(6,475)
Weighted average number of shares for basic and diluted LPS	4,165,919	3,200,927	2,574,995